Vertical Integration Portfolio in World's Largest Cellphone Market

innocom

Technology Holdings, Inc.

OTCBB: INCM

March 2007

Safe Harbor Statement

- This is not an offer to buy or sell securities. Information or opinions are presented solely for informative purposes, and are not intended nor should they be construed as investment advice. Shares of Innocom mentioned herein may carry a high investment risk, potentially losing some or all of their future value; readers should carefully review the Company thoroughly with their registered investment advisor or registered stockbroker. We are not liable for any investment decisions by our readers. Past performance is not an indicator of future results. Certain statements in this publication relate to the company's expectations with regard to the future impact on the Company's results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The results anticipated by any or all of these forward-looking statements may not occur. We encourage our readers and viewers to invest carefully and read the investor information available at the web sites of the U.S. Securities and Exchange Commission (SEC) at www.sec.gov and the National Association of Securities Dealers (NASD) at www.nasd.com. All information within these publications is qualified in its entirety by the detailed information and financial statements of Innocom contained in its regulatory filings with the SEC. The information contained herein does not purport to be a complete study of Innocom or other companies mentioned. Information used and statements of fact have been obtained from Innocom and other sources, but not verified nor guaranteed as to completeness or accuracy.

INCM Stock Profile

Innocom Technology Holdings, Inc.

Industry:	Telecommunications
Sector:	Cellphone Integration
Trading On:	OTCBB: INCM
Recent Market Price:	$0.85 (March 7, 2007)
Trading Range:	$0.80-$2.90
Shares Outstanding:	37,900,536
Market Cap:	$32,215,455
Total Restricted Shares:	34,274,136
Public Float:	3,626,400 shares

About Innocom

- INNOCOM ("INCM") is one of the most recognized independent mobile handset design houses in China.

- INNOCOM has two principal business lines:
  mobile phone handset design and
  the **trading of mobile phone handsets and components**.

Revenue Generation

INNOCOM Technology Holdings, Inc.

INNOCOM currently has three major revenue streams.

Design Solutions:

- Providing total mobile phone handset design solutions to clients.
- Revenue on a project-by-project basis.

Royalty Fees:

- Earned when a client begins commercial production of INNOCOM handset.
- Levy per printed circuit board shipped or charged on a lump sum basis.

Trading of Phones & Components:

For the trading of mobile phones and components, the Company generates its income from the price mark-ups.

Management Team

William Hui, Chairman and Chief Executive Officer

- 20 years experience in industrial management.
- In 1986, he established Yat Lung Industrial Limited
- In 2002, Yat Lung became a wholly owned subsidiary of Swing Media Technology Group Limited
- Swing Media is now listed on the Singapore Stock Exchange Dealings and Automated Quotation System (the "SGX-SESDAQ").
- Mr. Hui is the Chairman of Swing Media.
- In 2003, Mr. Hui established Chinarise Capital, a company that trades mobile phone handsets and components in Hong Kong.

Management Team

Mr. Tay Siew Leng, Non-executive Director, Founder of Superior Precision Engineering (Wuxi) Co. Ltd.

- Formerly the Executive Director of the Toyoplas Group.
- Master degree in Business Administration from Strathclyde Graduate Business School, Scotland.

Mr. Mike Qian, Non-executive Director, Founder of Shanghai Boda Electronics Co., Ltd.

- Boda is principal operating subsidiary of a company listed on Shanghai Stock Exchange.
- Boda's principal activities are electronic components distributors.
- Arrow Electronics China Limited from 1998-2001.
- Shanghai Space Bureau from 1986-1998.
- Graduate from Nanjing University in 1986. Semiconductor major.

Management Team

Mr. Roland Lam, Chief Financial Officer of INCM

- 16 years experience serving international organizations in both the public and private sectors including Revenue Canada Taxation, Pharmacia & Upjohn, Rock (HK) Co. Ltd., Bio-Treat Technology Ltd. & Packet Genesis Ltd.
- Graduate of British Columbia Institute of Technology, Lakehead University and Royal Melbourne Institute of Technology
- Member of the American Institute of Certified Public Accountants, the Certified General Accountants' Association of Canada, and the Hong Kong Institute of Certified Public Accountants.

Mr. Eric Tang, Director of INCM

- Provided consultancy services for companies going for public
- Assisted in streamlining Hong Kong pizza delivery network taken up from Domino's Pizza by management buyout.
- Worked at Deloitte Touche Tohmatsu for seventeen years, including his last position as an audit senior manager.
- Graduated from Hong Kong Shue Yan University in 1984.
- He is a fellow member of the Association of Chartered Certified Accountants
- Associate member of the Hong Kong Institute of Certified Public Accountants.

Management Team

Mr. Roc Sun, Director of Sales and Marketing Department

- Worked for Hopen Software Engineering Co., Ltd. for five years, including his last position as sales and marketing manager.
- Graduated from Harbin Engineering University, China in 2000.

China Cellphone Market

- China is the largest cellphone manufacturing country. In 2006, it produces 450 million units, representing 45% of global production. In 2007, the estimated global production is 1.1billion units.

- China is the world's largest cellphone market with 443 million wireless subscribers, over twice the size of the 202 million phone users in the U.S.

- Market penetration rate of only 30%. Tremendous growth potential with 1.3 billion people.

- Handset and equipment providers are some of the fastest growing segments of China's telecommunications sector

Market Drivers

- Continued growth of China macro economy
- High growth of mobile telecommunications
- Student population in China
- Mobile phone handset replacement and secondhand market.
- Export growth
- Emerging niche market demand

Industry Development



Design house (Longcheer, Simcom…)
Chip vendor (TI, MTK, Spreadtrum…)
Logistic (Boda...)
Key parts manufacturer (SPE)
Assembly plant (Emobile…)
Trend
(Motorola, Nokia…)
Technically Driven (domination stage)
Multi-segment players robust (developing stage)
Mature Stage?
2000
2004
2006
Year

Cellphone Value Chain



Integrated Circuit Components / Mechanical Parts Producers
Distributors
Mobile Phone Design House
Logistic and PCBA Providers
Assemblers
Distribution Channel
Retailers

Market Place: Customers' Needs

- System solution offering.
- System solution + material and components logistic service
- System solution + material and components logistic service + PCBA(SMT)
- System solution + material and components logistic service + PCBA(SMT) + final assembling.

Industry Development


Design house (Longcheer, Simcom…)
Chip vendor (TI, MTK, Spreadtrum…)
Logistic (Boda...)
Key parts manufacturer (SPE)
Assembly plant (Emobile…)
Trend
(Motorola, Nokia…)
Technically Driven (domination stage)
Multi-segment players robust (developing stage)
Innocom –Vertical Integration Portfolio
Mature Stage
Parts manufacture
Parts Distribution & Logistic
Design house solution
PCBA
Finished products
Value added (content developer)
2000
2004
2006

Corporate Strategy

- **Vertical Integration**
  - Identifying and integrating key components of value chain
- **Technology and Product**
  - Supply customized solutions and products to different market segments
  - Keep pace with latest technological knowledge
- **Geographical and Consumers Diversity**
  - Capturing domestic market share and enlarging overseas market
  - General mass market (High-end, mid-range and low-end products)
  - Niche market handheld electronic products
  - Mobile entertainment
- **Joint Venture or Strategic Alliance**
  - For contents providing such as 3-D games, mobile banking and so on.
  - To develop licensed products for strategic alliances
  - To acquire cellphone license rights

Investment Catalysts

- Fastest growing and largest mobile phone market in the world
- 43.4 million cellphone subscribers in China in 2001 -- 443 million in 2006
- Penetration rate grew from 2.04% in 1998 to 30.23% in 2006
- INNOCOM positions to be the **market pioneer** providing **one stop solution and value added services** after vertical integration:
  - component production
  - distribution and logistics
  - mobile phone solution design
  - printed circuit board assembly (PCBA)
  - final product assembly in China
  - final product sale channel and
  - after sale services
- Strong R&D capability
  - Staff with 1 PhD, 4 Masters and 15 Bachelors researchers with Texas Instrument's platform development experience

INCM Vertical Integration Portfolio

- Component production
  - Acquisition of SPE
  - Acquisition of Boda
- Distribution and logistic
  - Acquisition of Boda
- Design solutions
  - Integration of design teams to Shanghai
  - Value added service, forming JV with ICOLS for cellphone content provision
- Printed circuit board assembly (semi-finished or assembled)
  - Setting up printed circuit board assembly line in Changzhou factory
- Finished products
  - Setting up finished product assembly line in Changzhou factory

Growth Plans (i)

- Product development (R&D) staffing increase;
- Generate royalty income through existing customers;
- Cooperate with telecom operators;
- Niche market development;
- Work with first- and second-tier licensed mobile phone manufacturers;
- Establish a wholly-owned foreign enterprise ("WOFE") in Changzhou, China.
  - 25,000-sq. meter state-of-the-art facility
  - production plant for assembling mobile phone handsets
  - current production capacity of 1.5 million units or more per year
  - expandable to production capacity of 5 million units per year

Growth Plans (ii)

- **Acquiring Shanghai Boda Electronic Co., Ltd.**
  - leading value-added solution provider in the China cellphone market
  - strong logistic and distribution platform
  - full range of services including provision of applications solutions, components sourcing and delivery of finished product to a wide variety of customers in China.
  - special alliance relationships with Spreadtrum Communications (Shanghai) Co., Ltd. and Jiangsu Dongda Communication Technology Co., Ltd., which are the main local chip vendors in China for 3G mobile phone technology.
  - set up a JV with Aurora Systems, Inc. a leading LCOS chip vendor in San Jose.
  - Strong R/D team

- **Acquiring Superior Precision Engineering Co. Limited**
  - ISO9001 Certified Company with 11,000 square meter facility and total workforce of approximately 200 staffs and 300 staffs in 2005 and 2006 respectively in Wuxi, Jiangsu Province
  - Process ranges cover from tooling fabrication, plastics injection molding, secondary process and full product assembly
  - Customers mainly from USA, Japan and Europe

The Key is Vertical Integration



Partial Integrated Circuit Components / Mechanical Parts Producers
Distributors
Mobile Phone Design House
Logistic and PCBA Providers
Assemblers
Distribution Channel
Retailers
Innocom (Boda & SPE)
Innocom (Boda)
Innocom (Boda)
Innocom (Boda)
Innocom (Changzhou Plant)
Innocom

Value chain segments in **RED** denote elements in which INCM takes part.

Strategically Located in Greater China



中国 CHINA
Beijing,
Sales & Marketing
Wuxi, Jiangsu
SPE Plant
Changzhou,Jiangsu
Cellphone Plant
Shanghai,
Greater China HQ
Shenzhen, Guangdong
Sales & Marketing
Hong Kong,
Finance Center

Balance Sheet Highlights

Innocom Technology Holdings, Inc.

	Third Quarter Ended 30-Sep-06	Year-End 31-Dec-05 (Pre-merge)
Assets:		
Cash & Equivalents	917,375	10,683
Accounts Receivable	12,103,425	0
Total Current Assets	13,949,879	10,683
Total Assets	14,547,772	10,683
Liabilities:		
Accounts Payable	199,219	0
Total Current Liabilities	2,495,660	159
Total Long Term Liabilities	4,853,910	0
Total Liabilities	7,349,570	159
Shareholders' Equity:		
Total Shareholders Equity	7,198,202	10,524

Income Statement Highlights

	Third Quarter Ended 30-Sep-06	Twelve Months Ended 30-Sep-06	Pro Forma 1-Jan-05 to 31-Dec-05
Revenue	10,946,478	23,037,763	22,421,303
Cost of Goods Sold	10,381,541	20,936,725	17,305,443
Gross Profit	564,937	2,101,038	5,115,860
Net Income	276,750	1,359,649	4,194,748
Earnings Per Share	0.01	0.04	0.12
Weighted Average Shares Outstanding	34,258,795	34,258,795	34,258,795

For disclosure purpose, the weighted average number of common shares outstanding for the period from October 01, 2005 to September 30, 2006 are 17,224,813 shares.

Dilutive earnings per share was not presented for the three months ended September 30, 2006 as the effect is immaterial.

Investment Highlights

Vertical integration for growth expects to complete in mid 2007

- Establishing a cellphone manufacturing plant in Changzhou, Jiangsu.
- Recently announced LOI to acquire Boda Electronic Company, Ltd.
  - A leading logistics/distribution company in Chinese mobile phone industry
- Recently announced MOU to acquire Superior Precision Engineering Co. Ltd.
  - A company in tooling design & tooling fabrication and plastic & metal casing.
- Recently announced MOU with ICOLS (a listed company in S. Korea) to establish a JV company for 3D gaming development tool & content provision.

Thank you

Sources of information:

Data regarding the China cell phone market discussed in this presentation is based on the research reports of CCID Consulting Company Limited and the Ministry of Information Industry of China.